Contact:
Cameron Associates
Paul G. Henning
212 245 8800 ext. 221
phenning@cameronassoc.com

                   Tarpon Industries Restructures Senior Debt
                     Also Contracts to Sell Accounts Payable


MARYSVILLE, MI----August 14, 2007-- Tarpon Industries, Inc. (AMEX:TPO), a manufacturer and distributor of engineered steel storage rack systems, and structural and mechanical steel tubing, today announced that it has restructured its senior debt by entering into term loan and revolver credit facilities with Laurus Master Fund ("Laurus"). Laurus is a substantial family of funds which provides financing to companies of Tarpon's size on a competitive basis. Laurus has, since late 2005, been a junior lender to Tarpon. In this latest transaction, Laurus provided the funding to repay Tarpon's former senior lender, LaSalle Bank Midwest N.A. and its Canadian affiliate. Tarpon's CEO, James Bradshaw, noted: "We are pleased at this vote of confidence by Laurus, and we believe we will benefit from its entrepreneurial approach to financing companies such as Tarpon".

Tarpon has also entered into an agreement with Dr. Jean Fuselier and Fuselier Holding LLC relating to the company's accounts payable. In consideration for shares of common stock to be issued, and upon shareholder approval for their issuance, the Fuselier entities will assume a substantial amount of Tarpon's trade payables and become obligated to satisfy the same. A shareholders' meeting is being scheduled for mid September to early October of this year.

James Bradshaw stated: "We look forward to working with Dr. Fuselier and his team. The satisfaction of these accounts payable will substantially improve our liquidity. Coupled with our major cost cutting initiatives announced and implemented in June, and the restructuring of our debt, the Fuselier agreements will allow Tarpon to focus its efforts on growing our business," Mr. Bradshaw concluded. "As our recent new sales contract announcements indicate, providing quality products to major national customers has become a hallmark of Tarpon. These recent transactions should allow us to continue on the path towards a profitable and attractive enterprise for our shareholders."

Tarpon Industries, Inc.

Tarpon Industries, Inc., through its wholly owned subsidiaries within the United States and Canada, manufactures and sells structural and mechanical steel tubing and engineered steel storage rack systems. The company's mission is to become a

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larger and more  significant  manufacturer  and  distributor  of structural  and mechanical  steel  tubing,  engineered  steel  storage  rack systems and related
products.   For   more   information,   please   visit   Tarpon's   website   at
http://www.tarponind.com.

Forward-Looking Statements

Certain statements made by Tarpon in this presentation and other periodic oral and written statements, including filings with the Securities and Exchange Commission, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, as well as statements which address operating performance, events or developments that we believe or expect to occur in the future, including those that discuss strategies, goals, outlook or other non-historical matters, or which relate to future sales or earnings expectations, cost savings, awarded sales, volume growth, earnings or a general belief in our expectations of future operating results, are forward-looking statements. The forward-looking statements are made on the basis of management's assumptions and estimations. As a result, there can be no guarantee or assurance that these assumptions and expectations will in fact occur. The forward-looking statements are subject to risks and uncertainties that may cause actual results to materially differ from those contained in the statements. Some, but not all of the risks, include our ability to obtain future sales, our ability to successfully integrate acquisitions, changes in worldwide economic and political conditions, including adverse effects from terrorism or related hostilities including increased costs, reduced production or other factors, costs related to legal and administrative matters, our ability to realize cost savings expected, inefficiencies related to production that are greater than anticipated, changes in technology and technological risks, foreign currency fluctuations, increased fuel costs, increased steel costs as it relates to our selling price, work stoppages and strikes at our facilities and those of our customers, the presence of downturns in customer markets where the company's goods and services are sold, financial and business downturns of our customers or vendors, and other factors, uncertainties, challenges, and risks detailed in Tarpon's public filings with the Securities and Exchange Commission. Tarpon does not intend or undertake any obligation to update any forward-looking statements.

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